Exhibit 13.1

SECTION 906 CERTIFICATION

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with this Amendment No. 2 to Annual Report on Form 20-F/A for the fiscal year ended December 31, 2004 of Lipman Electronic Engineering Ltd. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Isaac Angel, President and Chief Executive Officer of the Company, certify, that:

(1)    the Annual Report as amended (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Isaac Angel
Name:	Isaac Angel
Title:	President and Chief Executive Officer
Date:	April 26, 2005

A signed original of this written statement required by Section 906 has been provided to Lipman Electronic Engineering Ltd. and will be retained by Lipman Electronic Engineering Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.